Future Minimum Lease Payments Under Non Cancelable Operating Leases (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 14,135	87,699
2016	12,702	78,811
2017	11,953	74,166
2018	5,853	36,318
2019 and thereafter	24,109	149,585
Operating Leases, Future Minimum Payments Due, Total	$ 68,752	426,579